                                                                      EXHIBIT 21

                     SUBSIDIARIES OF REGISTRANT

The following are the Company's subsidiaries, each of which is directly and wholly owned by its immediate parent, Charming Shoppes, Inc. All subsidiaries are included in the consolidated financial statements of Charming Shoppes, Inc., and subsidiaries, except as noted.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------

CHARM-FIN STORES,INC.                              (2)      DE
CHARMING SHOPPES OF COLONIAL PARK,INC.                      PA
CHARMING SHOPPES OF CUMBERLAND,INC.                         PA
CHARMING SHOPPES OF DELAWARE,INC.                  (2)      PA
CHARMING SHOPPES OF ECHELON,INC.                            NJ
CHARMING SHOPPES OF NORRISTOWN,INC.                (2)      PA
CHARMING SHOPPES OF NORRISTOWN,INC.                (2)      PA
CHARMING SHOPPES OF TRENTON,INC.                            NJ
CHARMING SHOPPES OF WOODBURY,INC                            NJ
CHARMING SHOPPES,INC.                              (2)      PA
COLUMBIA #2589 DEVOLPMENT CO,INC.                           TN
CS INSURANCE LTD.                                  (2)      BERMUDA
CSBC, INC.                                         (2)      DE
CSI CHARITIES                                      (2)      PA
CSI INDUSTRIES,INC.                                (2)      DE
CSI-DR,INC.                                        (2)      DOM. REPUB.
C.S.A.C.,INC.                                      (2)      DE
C.S.F.CORP.                                        (2)      DE
C.S.I.C.,INC.                                      (2)      DE
DIVERSIFIED FASHIONS,INC.                          (2)      PA
ERICOOL CO LTD.                                    (2)      HONG KONG
EVATONE TRADING LTD.                               (2)      HONG KONG
EXECUTIVE FLIGHTS,INC.                             (2)      DE
FASHION BUG ACQUISITION CORP                                DE
FASHION BUG OF 640 PLAZA,INC.                               TN
FASHION BUG OF ALLENTOWN,INC.                               PA
FASHION BUG OF ALLIANCE,INC.                                PA
FASHION BUG OF ALPENA,INC.                                  PA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG OF ALTOONA,INC.                                 PA
FASHION BUG OF AMHERST,INC.                                 NY
FASHION BUG OF ANDORRA,INC.                                 PA
FASHION BUG OF APPLE VALLEY SQUARE,INC.                     PA
FASHION BUG OF ASBURY PARK,INC.                             PA
FASHION BUG OF AUDUBON,INC.                                 NJ
FASHION BUG OF AURORA,INC.                                  PA
FASHION BUG OF BARBERTON,INC.                               PA
FASHION BUG OF BEAVER FALLS,INC.                   (2)      PA
FASHION BUG OF BECKLEY,INC.                                 PA
FASHION BUG OF BELLEVILLE,INC.                              PA
FASHION BUG OF BELMONT,INC.                                 PA
FASHION BUG OF BELVEDERE PLAZA,INC.                (2)      GA
FASHION BUG OF BETHLEHEM,INC.                               PA
FASHION BUG OF BIRMINGHAM,INC.                              AL
FASHION BUG OF BLOOMSBURG,INC.                              PA
FASHION BUG OF BLUE ASH,INC.                       (2)      PA
FASHION BUG OF BLUEFIELD,INC.                               PA
FASHION BUG OF BOLINGBROOK,INC.                             IL
FASHION BUG OF BOND,INC.                                    PA
FASHION BUG OF BORDENTOWN,INC.                              PA
FASHION BUG OF BRADFORD,INC.                                PA
FASHION BUG OF BRICKTOWN PLAZA,INC.                         PA
FASHION BUG OF BRIDGEVIEW,INC.                              PA
FASHION BUG OF BRISTOL, CT,INC.                             CT
FASHION BUG OF BRISTOL,INC.                                 PA
FASHION BUG OF BRUNSWICK,INC.                               PA
FASHION BUG OF BUCYRUS,INC.                                 PA
FASHION BUG OF CALIFORNIA, INC.                (1) (2)      CA
FASHION BUG OF CAMBRIDGE,INC.                               MD
FASHION BUG OF CAPE MAY,INC.                                PA
FASHION BUG OF CARLISLE,INC.                                PA
FASHION BUG OF CASSELBERRY,INC.                             FL
FASHION BUG OF CASTOR AVENUE,INC.                           PA
FASHION BUG OF CENTURY III MALL                             PA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG OF CHARLOTTESVILLE,INC.                         VA
FASHION BUG OF CHESTERTOWN,INC.                             PA
FASHION BUG OF CHILLICOTHE,INC.                             PA
FASHION BUG OF CLARION,INC.                                 PA
FASHION BUG OF CLARKSBURG,INC.                              PA
FASHION BUG OF CLEARFIELD,INC.                              PA
FASHION BUG OF CLEARVIEW MALL,INC.                          PA
FASHION BUG OF CLEVELAND,INC.                               OH
FASHION BUG OF COCKEYSVILLE,INC.                            PA
FASHION BUG OF COLLEGE SQUARE,INC.                          PA
FASHION BUG OF CORBIN,INC.                         (2)      PA
FASHION BUG OF COTTMAN,INC.                                 PA
FASHION BUG OF COUNTRYSIDE,INC.                             PA
FASHION BUG OF CRANBERRY,INC.                               PA
FASHION BUG OF CREST HILL,INC.                     (2)      PA
FASHION BUG OF CROMWELL FIELD,INC.                          MD
FASHION BUG OF CRYSTAL LAKE,INC.                   (2)      PA
FASHION BUG OF CULPEPPER,INC.                               VA
FASHION BUG OF CUMBERLAND MALL,INC.                (2)      GA
FASHION BUG OF CUYAHOGA FALLS,INC.                          PA
FASHION BUG OF DANBURY,INC.                                 PA
FASHION BUG OF DANVILLE,INC.                                PA
FASHION BUG OF DEARBORN,INC.                                PA
FASHION BUG OF DEKALB,INC.                                  IL
FASHION BUG OF DES PLAINES,INC.                             PA
FASHION BUG OF DEVON,INC.                                   PA
FASHION BUG OF DOVER PLAZA,INC.                             PA
FASHION BUG OF DUBOIS,INC.                                  PA
FASHION BUG OF DUNBAR,INC.                                  PA
FASHION BUG OF EAST HARTFORD,INC.                           CT
FASHION BUG OF EAST MANSFIELD,INC.                          PA
FASHION BUG OF EAST PARK,INC.                               PA
FASHION BUG OF EAST WINDSOR,INC.                            PA
FASHION BUG OF EASTSIDE PLAZA,INC.                          PA
FASHION BUG OF EASTWOOD MALL,INC.                           PA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG OF EDGEWOOD,INC.                                PA
FASHION BUG OF EDWARDSVILLE,INC.                            PA
FASHION BUG OF ELDERSBURG,INC.                              PA
FASHION BUG OF ELKTON,INC.                                  PA
FASHION BUG OF ELWOOD CITY,INC.                             PA
FASHION BUG OF EUSTIS,INC.                     (1) (2)      FL
FASHION BUG OF EVANSVILLE,INC.                              IN
FASHION BUG OF FAIRFIELD,INC.                               PA
FASHION BUG OF FAIRMONT,INC.                                PA
FASHION BUG OF FALL RIVER,INC.                              PA
FASHION BUG OF FALLS CHURCH,INC.                   (2)      VA
FASHION BUG OF FLEMINGTON,INC.                     (2)      PA
FASHION BUG OF FLINT,INC.                                   PA
FASHION BUG OF FOREST PARK MALL,INC.               (2)      PA
FASHION BUG OF FOREST PLAZA,INC.                            IL
FASHION BUG OF FOSTORIA,INC.                       (2)      PA
FASHION BUG OF FRACKVILLE,INC.                              PA
FASHION BUG OF FRANKFORT,INC.                               PA
FASHION BUG OF FRANKLIN COUNTY,INC.                         PA
FASHION BUG OF FRANKLIN,INC.                                PA
FASHION BUG OF FREDERICKSBURG,INC.                          PA
FASHION BUG OF FREEHOLD,INC.                                NJ
FASHION BUG OF FRONT ROYAL,INC.                             VA
FASHION BUG OF FT. FINDLAY,INC.                             PA
FASHION BUG OF FT. MYERS,INC.                               FL
FASHION BUG OF FULLERTON,INC.                               PA
FASHION BUG OF GARFIELD HEIGHTS,INC.                        PA
FASHION BUG OF GEORIA SQUARE,INC.                  (2)      GA
FASHION BUG OF GIBBSTOWN,INC.                               NJ
FASHION BUG OF GLEN BURNIE,INC.                             PA
FASHION BUG OF GLEN ELLYN,INC.                              IL
FASHION BUG OF GORHAM,INC.                                  NH
FASHION BUG OF GREENVILLE PLAZA,INC.                        PA
FASHION BUG OF GROVE CITY,INC.                              PA
FASHION BUG OF HACKENSACK,INC.                              PA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG OF HACKETTSTOWN,INC.                            PA
FASHION BUG OF HAGERSTOWN,INC.                              PA
FASHION BUG OF HAMILTON SQUARE,INC.                         PA
FASHION BUG OF HAMPTON,INC.                                 PA
FASHION BUG OF HANNIBAL,INC.                                MO
FASHION BUG OF HANOVER,INC.                                 PA
FASHION BUG OF HARRISBURG,INC.                              PA
FASHION BUG OF HAZELTON,INC.                                PA
FASHION BUG OF HERSHEY,INC.                        (2)      PA
FASHION BUG OF HIGHLAND RIDGE,INC.                          OH
FASHION BUG OF HINESVILLE,INC.                              GA
FASHION BUG OF HOLYOKE,INC.                                 MA
FASHION BUG OF HONESDALE,INC.                               PA
FASHION BUG OF HOUGHTON,INC.                                PA
FASHION BUG OF HOWELL,INC.                                  PA
FASHION BUG OF HUNTINGTON PLAZA,INC.                        IN
FASHION BUG OF HUNTINGTON,INC.                              PA
FASHION BUG OF IROQUOIS MANOR,INC.                          PA
FASHION BUG OF JASPER,INC.                                  IN
FASHION BUG OF JOHNSTON,INC.                                RI
FASHION BUG OF JOHNSTOWN,INC.                      (2)      PA
FASHION BUG OF JOLIET,INC.                                  IL
FASHION BUG OF KEDZIE,INC.                                  PA
FASHION BUG OF KENT,INC.                                    PA
FASHION BUG OF KUTZTOWN,INC.                                PA
FASHION BUG OF LAKELAND,INC.                       (2)      FL
FASHION BUG OF LAKEMORE PLAZA,INC.                          PA
FASHION BUG OF LANCASTER,INC.                               PA
FASHION BUG OF LANGLEY PARK,INC.                   (2)      PA
FASHION BUG OF LANSING,INC.                                 PA
FASHION BUG OF LAUREL,INC.                                  PA
FASHION BUG OF LAVALE,INC.                                  PA
FASHION BUG OF LAWRENCEVILLE,INC.                           NJ
FASHION BUG OF LEBANON,INC.                                 PA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG OF LEDGEWOOD,INC.                               PA
FASHION BUG OF LENOX SQUARE,INC.                   (2)      GA
FASHION BUG OF LEWISBURG,INC.                               PA
FASHION BUG OF LEWISTON,INC.                                ME
FASHION BUG OF LEXINGTON,INC.                      (2)      PA
FASHION BUG OF LIVONIA,INC.                                 PA
FASHION BUG OF LOCKPORT,INC.                                NY
FASHION BUG OF LOGAN,INC.                                   PA
FASHION BUG OF LORAIN,INC.                                  OH
FASHION BUG OF LOUISVILLE,INC.                              PA
FASHION BUG OF LOWER BURRELL,INC.                           PA
FASHION BUG OF LYNCHBURG,INC.                               VA
FASHION BUG OF LYNN,INC.                                    MA
FASHION BUG OF MACDADE,INC.                                 PA
FASHION BUG OF MANAHAWKIN,INC.                              PA
FASHION BUG OF MANCHESTER, N.H.,INC.                        NH
FASHION BUG OF MAPLE HEIGHTS,INC.                           PA
FASHION BUG OF MARQUETTE,INC.                               MI
FASHION BUG OF MARTIN PLAZA,INC.                            PA
FASHION BUG OF MASON CITY,INC.                              IA
FASHION BUG OF MASSILLON,INC.                               OH
FASHION BUG OF MAULDIN,INC.                                 PA
FASHION BUG OF MAYFAIR,INC.                                 PA
FASHION BUG OF MAYFIELD HEIGHTS,INC.               (2)      OH
FASHION BUG OF MCKEESPORT                          (2)      PA
FASHION BUG OF MEADVILLE,INC.                               PA
FASHION BUG OF MEDFORD,INC.                                 PA
FASHION BUG OF MERRITT ISLAND,INC.                          FL
FASHION BUG OF MIDDLESBORO,INC.                             PA
FASHION BUG OF MIDDLETOWN PLAZA,INC.                        PA
FASHION BUG OF MIDLAND PLAZA,INC.                           MI
FASHION BUG OF MIDWAY,INC.                                  MN
FASHION BUG OF MONROEVILLE                         (2)      PA
FASHION BUG OF MONROEVILLE,INC.                             PA
FASHION BUG OF MONROE,INC.                                  PA
FASHION BUG OF MONTGOMERYVILLE,INC.                (2)      PA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG OF MONTPELIER,INC.                              VT
FASHION BUG OF MOORESTOWN MALL,INC.                         PA
FASHION BUG OF MOOSIC,INC.                                  PA
FASHION BUG OF MOREHEAD,INC.                                PA
FASHION BUG OF MORRIS COUNTY,INC.                           PA
FASHION BUG OF MOUNT PLEASANT,INC.                          PA
FASHION BUG OF MOUNT VERNON,INC.                            PA
FASHION BUG OF MT. CLEMENS,INC.                             PA
FASHION BUG OF MURRAY,INC.                                  PA
FASHION BUG OF NANTICOKE,INC.                               PA
FASHION BUG OF NASHVILLE,INC.                               TN
FASHION BUG OF NATRONA,INC.                        (2)      PA
FASHION BUG OF NEW BRITIAN,INC.                             CT
FASHION BUG OF NEW CASTLE,INC.                              PA
FASHION BUG OF NEW HOLLAND,INC.                             PA
FASHION BUG OF NEW LONDON,INC.                              PA
FASHION BUG OF NEW PHILADELPHIA,INC.                        PA
FASHION BUG OF NORTH ADAMS,INC.                             PA
FASHION BUG OF NORTH BRUNSWICK,INC.                         PA
FASHION BUG OF NORTH EAST,INC.                              PA
FASHION BUG OF NORTH POINT,INC.                             PA
FASHION BUG OF NORWELL,INC.                                 PA
FASHION BUG OF NORWIN,INC.                                  PA
FASHION BUG OF N. ROANOKE,INC.                              VA
FASHION BUG OF OAK RIDGE,INC.                      (2)      PA
FASHION BUG OF OIL CITY,INC.                                PA
FASHION BUG OF OLEAN,INC.                                   PA
FASHION BUG OF PADUCAH,INC.                        (2)      PA
FASHION BUG OF PAINTSVILLE,INC.                             PA
FASHION BUG OF PAKA PLAZA,INC.                              MI
FASHION BUG OF PALM HARBOR,INC.                             FL
FASHION BUG OF PANAMA CITY,INC.                             FL
FASHION BUG OF PARKERSBURG,INC.                             PA
FASHION BUG OF PARLIN,INC.                         (2)      PA
FASHION BUG OF PATCHOQUE,INC.                               NY

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG OF PENNSVILLE,INC.                              PA
FASHION BUG OF PEORIA,INC.                                  PA
FASHION BUG OF PERIMETER MALL,INC.                 (2)      GA
FASHION BUG OF PERRING,INC.                                 PA
FASHION BUG OF PHILLIPSBURG,INC.                            PA
FASHION BUG OF PIKEVILLE,INC.                               PA
FASHION BUG OF PITTSTON,INC.                                PA
FASHION BUG OF PORTSMOUTH,INC.                              PA
FASHION BUG OF POTTSVILLE,INC.                              PA
FASHION BUG OF RAVENSWOOD,INC.                              PA
FASHION BUG OF RAYNHAM,INC.                                 MA
FASHION BUG OF REISTERTOWN,INC.                             PA
FASHION BUG OF REVERE,INC.                                  MA
FASHION BUG OF REYNOLDSBURG,INC.                            OH
FASHION BUG OF RISING SUN,INC.                              PA
FASHION BUG OF RIVERHEAD,INC.                      (2)      NY
FASHION BUG OF RIVERSIDE SQUARE,INC.                        IL
FASHION BUG OF RIVERTOWNE COMMONS,INC.                      MD
FASHION BUG OF ROANOKE RAPIDS,INC.                 (2)      PA
FASHION BUG OF ROGERS PLAZA,INC.                            PA
FASHION BUG OF ROYAL OAK,INC.                               PA
FASHION BUG OF RUMFORD,INC.                        (2)      RI
FASHION BUG OF SAGINAW,INC.                                 PA
FASHION BUG OF SALEM,INC.                                   MA
FASHION BUG OF SAUGUS,INC.                         (2)      MA
FASHION BUG OF SAUGUS,INC.                         (2)      MA
FASHION BUG OF SCRANTON,INC.                                PA
FASHION BUG OF SEAFORD,INC.                                 PA
FASHION BUG OF SECURITY,INC.                                PA
FASHION BUG OF SHARONVILLE,INC.                             PA
FASHION BUG OF SHARON,INC.                                  PA
FASHION BUG OF SMYRNA,INC.                                  GA
FASHION BUG OF SOLON,INC.                                   OH
FASHION BUG OF SOMERS POINT,INC.                            NJ
FASHION BUG OF SOUTH FLINT,INC.                             PA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG OF SOUTH HILLS VILLAGE                 (2)      PA
FASHION BUG OF SOUTH PLAINFIELD,INC.                        NJ
FASHION BUG OF SOUTHFIELD,INC.                              MI
FASHION BUG OF SOUTHGATE,INC.                               MI
FASHION BUG OF SOUTHLAKE MALL,INC.                 (2)      GA
FASHION BUG OF SPEEDWAY SHOPPING CENTER,INC.                IN
FASHION BUG OF SPOTSYLVANIA,INC.                            PA
FASHION BUG OF SPRINGFIELD PLAZA,INC.                       MA
FASHION BUG OF STATE COLLEGE,INC.                           PA
FASHION BUG OF STRATFORD,INC.                               CT
FASHION BUG OF STROUDSBURG,INC.                             PA
FASHION BUG OF STRUTHERS,INC.                               OH
FASHION BUG OF STURGIS,INC.                                 MI
FASHION BUG OF ST. ALBANS,INC.                              PA
FASHION BUG OF ST. CLAIR SHORES,INC.                        MI
FASHION BUG OF TAYLOR,INC.                                  MI
FASHION BUG OF TECH PLAZA,INC.                              PA
FASHION BUG OF THE MARKET PLACE,INC.               (2)      TN
FASHION BUG OF THORNDALE,INC.                               PA
FASHION BUG OF TIFFIN,INC.                                  PA
FASHION BUG OF TOMS RIVER,INC.                              PA
FASHION BUG OF TOPSHAM,INC.                        (2)      ME
FASHION BUG OF TOTOWA,INC.                                  NJ
FASHION BUG OF TROY,INC.                                    NY
FASHION BUG OF TRUMBULL PLAZA,INC.                          PA
FASHION BUG OF TUNKHANNOCK,INC.                             PA
FASHION BUG OF UNIONTOWN,INC.                               PA
FASHION BUG OF UNION,INC.                                   PA
FASHION BUG OF UNIVERSITY MALL,INC.                         OH
FASHION BUG OF UNIVERSITY PLAZA,INC.                        TN
FASHION BUG OF VALLEY PLAZA, INC.                           PA
FASHION BUG OF VAN BUREN,INC.                               PA
FASHION BUG OF VINELAND,INC.                                NJ
FASHION BUG OF VIRGINIA BEACH,INC.                          VA
FASHION BUG OF WALNUTPORT,INC.                              PA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG OF WARREN PLAZA,INC.                            OH
FASHION BUG OF WARRENTON,INC.                               PA
FASHION BUG OF WARREN,INC.                                  PA
FASHION BUG OF WARSAW,INC.                                  IN
FASHION BUG OF WATERBURY, INC.                              PA
FASHION BUG OF WAUKEGAN,INC.                                IL
FASHION BUG OF WAYNESBURG,INC.                              PA
FASHION BUG OF WEBSTER,INC.                                 MA
FASHION BUG OF WEIRTON,INC.                                 PA
FASHION BUG OF WEST FRANKFORT,INC.                          PA
FASHION BUG OF WEST MANCHESTER,INC.                         PA
FASHION BUG OF WEST MIFFLIN,INC.                            PA
FASHION BUG OF WEST SPRINGFIELD,INC.               (2)      MA
FASHION BUG OF WEST TOWN ,INC.                 (1) (2)      PA
FASHION BUG OF WHARTON SQUARE,INC.                          PA
FASHION BUG OF WHITMAN PLAZA,INC.                           PA
FASHION BUG OF WILKES BARRE,INC.                            PA
FASHION BUG OF WILLIAMSON,INC.                              PA
FASHION BUG OF WILLIAMSPORT,INC.                            PA
FASHION BUG OF WILLIAMSTOWN,INC.                            NJ
FASHION BUG OF WILMINGTON,INC.                              MA
FASHION BUG OF WISCONSIN RAPIDS,INC.                        WI
FASHION BUG OF WOODBRIDGE,INC.                              PA
FASHION BUG OF WOODLYN,INC.                                 PA
FASHION BUG OF XENIA,INC.                          (2)      PA
FASHION BUG OF YOUNGSTOWN,INC.                              PA
FASHION BUG OF ZANESVILLE,INC.                              PA
FASHION BUG PLUS OF AMERICAN MALL,INC.                      PA
FASHION BUG PLUS OF APPLETON,INC.                           PA
FASHION BUG PLUS OF BALTIMORE,INC.                          MD
FASHION BUG PLUS OF BELOIT,INC.                             WI
FASHION BUG PLUS OF CHARLESTON,INC.                         PA
FASHION BUG PLUS OF DETROIT,INC.               (1) (2)      MI
FASHION BUG PLUS OF DUBOIS,INC.                             PA
FASHION BUG PLUS OF ERIE,INC.                               PA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG PLUS OF ESSEXVILLE,INC.                         PA
FASHION BUG PLUS OF FLINT,INC.                              MI
FASHION BUG PLUS OF FREDERICK,INC.                          PA
FASHION BUG PLUS OF HADLEY,INC.                             PA
FASHION BUG PLUS OF HAGERSTOWN,INC.                         PA
FASHION BUG PLUS OF HARRISBURG,INC.                (2)      PA
FASHION BUG PLUS OF HYATTSVILLE,INC.                        PA
FASHION BUG PLUS OF LANCASTER PLAZA,INC.                    PA
FASHION BUG PLUS OF LAWNSIDE,INC.                           NJ
FASHION BUG PLUS OF LIVONIA MALL,INC.                       PA
FASHION BUG PLUS OF MARION,INC.                             PA
FASHION BUG PLUS OF MARTIN PLAZA,INC.                       PA
FASHION BUG PLUS OF MELROSE PARK,INC.                       IL
FASHION BUG PLUS OF MONROEVILLE,INC.               (2)      PA
FASHION BUG PLUS OF MT. GREENWOOD,INC.                      IL
FASHION BUG PLUS OF NORTH FT MYERS,INC.                     FL
FASHION BUG PLUS OF NORTHWEST PLAZA,INC.                    PA
FASHION BUG PLUS OF PEKIN,INC,                              PA
FASHION BUG PLUS OF PONTIAC,INC.                            MI
FASHION BUG PLUS OF SHARON HILL,INC.                        PA
FASHION BUG PLUS OF SHEBOYGAN,INC.                          WI
FASHION BUG PLUS OF SOUTH ATTLEBORO,INC.           (2)      PA
FASHION BUG PLUS OF TURFLAND MALL,INC.                      PA
FASHION BUG PLUS OF VILLAGE MALL,INC.              (2)      MA
FASHION BUG PLUS OF WALLKILL,INC.                           NY
FASHION BUG PLUS OF WASHINGTON,INC.            (1) (2)      DC
FASHION BUG PLUS OF WHITEHAVEN,INC.                         TN
FASHION BUG PLUS OF WORCESTER,INC.                          PA
FASHION BUG PLUS #8005,INC.                        (2)      NJ
FASHION BUG PLUS #8010 OF ROCKY POINT,INC.                  NY
FASHION BUG PLUS #8014,INC.                                 PA
FASHION BUG PLUS #8019,INC.                                 PA
FASHION BUG PLUS #8023,INC.                                 VA
FASHION BUG PLUS #8024,INC.                                 NJ
FASHION BUG PLUS #8027,INC.                    (1) (2)      OH

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG PLUS #8028,INC.                        (2)      CT
FASHION BUG PLUS #8034,INC.                                 PA
FASHION BUG PLUS #8038,INC.                                 MD
FASHION BUG PLUS #8039,INC.                    (1) (2)      OH
FASHION BUG PLUS #8040,INC.                                 PA
FASHION BUG PLUS #8041,INC.                    (1) (2)      CA
FASHION BUG PLUS #8042,INC.                    (1) (2)      MA
FASHION BUG PLUS #8043,INC.                    (1) (2)      NJ
FASHION BUG PLUS #811,INC.                                  MI
FASHION BUG PLUS #818 OF AUBURN,INC.                        NY
FASHION BUG PLUS #881,INC.                                  MI
FASHION BUG PLUS #904,INC.                                  FL
FASHION BUG PLUS #932,INC.                                  KY
FASHION BUG PLUS #957,INC.                         (2)      PA
FASHION BUG PLUS #961,INC.                     (1) (2)      IN
FASHION BUG PLUS #962,INC.                         (2)      WV
FASHION BUG PLUS #963,INC.                                  MI
FASHION BUG PLUS #964,INC.                                  OH
FASHION BUG PLUS #966,INC.                                  WV
FASHION BUG PLUS #970,INC.                                  GA
FASHION BUG PLUS #972,INC.                         (2)      IL
FASHION BUG PLUS #975 OF HORSEHEADS,INC.                    NY
FASHION BUG PLUS #976,INC.                         (2)      WI
FASHION BUG PLUS #979,INC.                                  MO
FASHION BUG PLUS #980,INC.                                  ME
FASHION BUG PLUS #981,INC.                                  PA
FASHION BUG PLUS #985,INC.                                  MN
FASHION BUG PLUS #987,INC.                                  PA
FASHION BUG PLUS #991,INC.                                  IA
FASHION BUG PLUS #993,INC.                     (1) (2)      NJ
FASHION BUG #108,INC.                                       MI
FASHION BUG #138,INC.                              (2)      IN
FASHION BUG #139,INC.                                       IN
FASHION BUG #141,INC.                                       NJ
FASHION BUG #144,INC.                                       IN

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #157,INC.                                       OH
FASHION BUG #168,INC.                                       IN
FASHION BUG #2003,INC.                                      OH
FASHION BUG #2004,INC.                                      MI
FASHION BUG #2006,INC.                                      KY
FASHION BUG #2007,INC.                         (1) (2)      LA
FASHION BUG #2009,INC.                                      PA
FASHION BUG #2010,INC.                                      MI
FASHION BUG #2011,INC.                                      MD
FASHION BUG #2014,INC.                                      MI
FASHION BUG #2015,INC.                                      IN
FASHION BUG #2018,INC.                                      MI
FASHION BUG #2019,INC.                             (2)      ND
FASHION BUG #2020,INC.                                      VA
FASHION BUG #2021,INC.                                      OH
FASHION BUG #2022,INC.                                      IN
FASHION BUG #2023,INC.                                      PA
FASHION BUG #2026,INC.                                      PA
FASHION BUG #2027,INC.                                      NE
FASHION BUG #2028,INC.                                      GA
FASHION BUG #2029,INC.                                      NH
FASHION BUG #2030,INC.                                      PA
FASHION BUG #2031,INC.                                      KS
FASHION BUG #2032,INC.                                      MI
FASHION BUG #2034,INC.                                      MO
FASHION BUG #2035,INC.                                      MA
FASHION BUG #2036,INC.                                      OH
FASHION BUG #2037,INC.                                      MI
FASHION BUG #2038,INC.                         (1) (2)      KY
FASHION BUG #2039,INC.                                      OH
FASHION BUG #2040,INC.                                      KY
FASHION BUG #2043,INC.                                      IN
FASHION BUG #2044,INC.                                      NC
FASHION BUG #2045 OF EAST GREENBUSH,INC.                    NY
FASHION BUG #2047,INC.                                      MA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2048,INC.                                      KY
FASHION BUG #2049,INC.                                      MD
FASHION BUG #2050 OF MASSENA,INC.                           NY
FASHION BUG #2051,INC.                                      IL
FASHION BUG #2052,INC.                                      MN
FASHION BUG #2053,INC.                                      MO
FASHION BUG #2057,INC.                                      CT
FASHION BUG #2058,INC.                                      MA
FASHION BUG #2063,INC.                                      KS
FASHION BUG #2064,INC.                             (2)      OH
FASHION BUG #2065,INC.                                      GA
FASHION BUG #2067,INC.                                      TN
FASHION BUG #2068,INC.                                      ME
FASHION BUG #2069,INC.                                      AR
FASHION BUG #2070 OF BROOKLYN,INC.                          NY
FASHION BUG #2072 OF ISLANDIA,INC.                          NY
FASHION BUG #2074,INC.                                      KY
FASHION BUG #2075,INC.                                      IL
FASHION BUG #2077,INC.                                      MI
FASHION BUG #2078,INC.                                      MI
FASHION BUG #2079,INC,                                      OH
FASHION BUG #2080,INC.                                      OH
FASHION BUG #2081 OF OGDENSBURG,INC.                        NY
FASHION BUG #2082,INC.                                      NJ
FASHION BUG #2084,INC.                                      OH
FASHION BUG #2085,INC.                                      KS
FASHION BUG #2086,INC.                                      IL
FASHION BUG #2088,INC.                                      CT
FASHION BUG #2090,INC.                                      FL
FASHION BUG #2091,INC.                                      FL
FASHION BUG #2092,INC.                                      WI
FASHION BUG #2093,INC.                                      IL
FASHION BUG #2095,INC.                                      OH
FASHION BUG #2096,INC.                                      MI
FASHION BUG #2097,INC.                                      NJ

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2100 OF BATAVIA,INC.                           NY
FASHION BUG #2101,INC.                                      PA
FASHION BUG #2102,INC.                                      WA
FASHION BUG #2103,INC.                                      WA
FASHION BUG #2104,INC.                         (1) (2)      MI
FASHION BUG #2105,INC.                             (2)      NH
FASHION BUG #2106 OF DEPEW,INC.                             NY
FASHION BUG #2109,INC.                                      GA
FASHION BUG #210,INC.                          (1) (2)      KY
FASHION BUG #2111,INC.                                      NJ
FASHION BUG #2112,INC.                                      FL
FASHION BUG #2113,INC.                                      GA
FASHION BUG #2114,INC.                             (2)      MO
FASHION BUG #2115,INC.                                      WI
FASHION BUG #2118 OF NEWBURGH,INC.                          NY
FASHION BUG #2119,INC.                                      OH
FASHION BUG #2120,INC.                                      OH
FASHION BUG #2121,INC.                                      IN
FASHION BUG #2123,INC.                                      VA
FASHION BUG #2124,INC.                                      PA
FASHION BUG #2125,INC.                                      WA
FASHION BUG #2126,INC.                                      MI
FASHION BUG #2127,INC.                                      MI
FASHION BUG #2128,INC.                                      CT
FASHION BUG #2129,INC.                                      OH
FASHION BUG #2130,INC.                                      IL
FASHION BUG #2131,INC.                                      WI
FASHION BUG #2132,INC.                                      MO
FASHION BUG #2133,INC.                                      WI
FASHION BUG #2134,INC.                                      IL
FASHION BUG #2135,INC.                                      VT
FASHION BUG #2137,INC.                                      IN
FASHION BUG #2138,INC.                                      OH
FASHION BUG #2139,INC.                                      OR
FASHION BUG #2140,INC.                                      VA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2141,INC.                                      MI
FASHION BUG #2143,INC.                                      NE
FASHION BUG #2144,INC.                             (2)      VA
FASHION BUG #2145,INC.                                      MI
FASHION BUG #2147,INC.                                      WI
FASHION BUG #2148,INC.                                      WI
FASHION BUG #2149,INC.                                      MA
FASHION BUG #2150,INC.                                      NH
FASHION BUG #2151,INC.                                      NH
FASHION BUG #2152,INC.                                      VA
FASHION BUG #2153,INC.                                      TN
FASHION BUG #2154,INC.                                      WI
FASHION BUG #2155,INC.                                      OH
FASHION BUG #2156,INC.                                      RI
FASHION BUG #2157 OF ONEIDA,INC.                            NY
FASHION BUG #2158,INC.                                      MO
FASHION BUG #2159,INC.                             (2)      FL
FASHION BUG #2162,INC.                                      NC
FASHION BUG #2163,INC.                                      NC
FASHION BUG #2164,INC.                             (2)      FL
FASHION BUG #2165,INC.                                      FL
FASHION BUG #2166,INC.                                      IA
FASHION BUG #2167,INC.                                      WA
FASHION BUG #2169,INC.                                      WA
FASHION BUG #2170,INC.                                      WA
FASHION BUG #2171,INC.                                      PA
FASHION BUG #2172,INC.                                      KY
FASHION BUG #2173,INC.                                      IN
FASHION BUG #2174,INC.                                      MI
FASHION BUG #2175,INC.                                      CA
FASHION BUG #2177,INC.                                      PA
FASHION BUG #2180,INC.                                      FL
FASHION BUG #2181,INC.                                      CA
FASHION BUG #2182,INC.                                      CA
FASHION BUG #2183,INC.                                      OH

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2184 of WEBSTER,INC.                           NY
FASHION BUG #2185,INC.                                      OH
FASHION BUG #2186,INC.                                      OR
FASHION BUG #2187,INC.                                      MN
FASHION BUG #2189,INC.                                      IN
FASHION BUG #2190,INC.                                      WI
FASHION BUG #2192,INC.                                      OH
FASHION BUG #2193,INC.                                      MA
FASHION BUG #2194,INC.                                      WI
FASHION BUG #2195,INC.                                      WV
FASHION BUG #2196 OF NEWARK,INC.                            NY
FASHION BUG #2197,INC.                             (2)      OH
FASHION BUG #2198,INC.                                      IN
FASHION BUG #2199,INC.                                      MD
FASHION BUG #2201,INC.                                      WA
FASHION BUG #2202,INC.                             (2)      CA
FASHION BUG #2203,INC.                                      ME
FASHION BUG #2204 OF HORNELL,INC.                           NY
FASHION BUG #2206,INC.                                      NH
FASHION BUG #2208,INC.                             (2)      VA
FASHION BUG #2209,INC.                                      IL
FASHION BUG #2210 OF KINGSTON,INC.                          NY
FASHION BUG #2211,INC.                                      MD
FASHION BUG #2212,INC.                                      WI
FASHION BUG #2214,INC.                                      MN
FASHION BUG #2215,INC.                                      FL
FASHION BUG #2217,INC.                                      ID
FASHION BUG #2218,INC.                                      MN
FASHION BUG #2219,INC.                             (2)      WA
FASHION BUG #2220,INC.                                      OH
FASHION BUG #2221,INC.                                      OH
FASHION BUG #2222,INC.                                      KY
FASHION BUG #2223,INC.                             (2)      ID
FASHION BUG #2224,INC.                                      WA
FASHION BUG #2226,INC.                                      MI

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2227,INC.                                      MI
FASHION BUG #2228,INC.                                      WI
FASHION BUG #2229,INC.                                      MI
FASHION BUG #2230,INC.                                      MI
FASHION BUG #2231,INC.                                      MI
FASHION BUG #2232,INC.                                      MI
FASHION BUG #2233,INC.                                      ME
FASHION BUG #2235,INC.                                      IN
FASHION BUG #2236,INC.                                      MN
FASHION BUG #2237,INC.                                      PA
FASHION BUG #2238,INC.                                      MA
FASHION BUG #2239,INC.                                      OR
FASHION BUG #2240,INC.                                      ID
FASHION BUG #2242,INC.                                      PA
FASHION BUG #2243,INC.                                      WA
FASHION BUG #2244 OF CANANDAIGUA,INC.                       NY
FASHION BUG #2245,INC.                                      MD
FASHION BUG #2246,INC.                                      MD
FASHION BUG #2247,INC.                                      OH
FASHION BUG #2248,INC.                                      MN
FASHION BUG #2249,INC.                                      OH
FASHION BUG #2250,INC.                                      OH
FASHION BUG #2251,INC.                             (2)      CA
FASHION BUG #2253,INC.                             (2)      CA
FASHION BUG #2254,INC.                                      WI
FASHION BUG #2255,INC.                                      MD
FASHION BUG #2256,INC.                             (2)      CA
FASHION BUG #2257,INC.                                      IL
FASHION BUG #2258,INC.                                      IL
FASHION BUG #2259,INC.                                      IL
FASHION BUG #2260,INC.                                      IL
FASHION BUG #2262,INC.                                      WV
FASHION BUG #2263,INC.                                      IN
FASHION BUG #2264,INC.                                      OH
FASHION BUG #2266,INC.                                      IL

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2270,INC.                                      OR
FASHION BUG #2274,INC.                             (2)      CA
FASHION BUG #2275,INC.                                      MI
FASHION BUG #2276,INC.                                      MI
FASHION BUG #2277,INC.                         (1) (2)      VA
FASHION BUG #2278,INC.                                      NC
FASHION BUG #2279,INC.                                      WI
FASHION BUG #2280,INC.                                      WI
FASHION BUG #2281,INC.                                      OH
FASHION BUG #2283,INC.                                      OH
FASHION BUG #2284,INC.                                      OH
FASHION BUG #2285,INC.                                      CA
FASHION BUG #2286,INC.                                      WI
FASHION BUG #2288,INC.                             (2)      WA
FASHION BUG #2289 OF GARDEN CITY,INC.                       NY
FASHION BUG #2290,INC.                                      RI
FASHION BUG #2291,INC.                                      IN
FASHION BUG #2292,INC.                                      MI
FASHION BUG #2293,INC.                                      OH
FASHION BUG #2295,INC.                                      WI
FASHION BUG #2296,INC.                                      MA
FASHION BUG #2297,INC.                                      MI
FASHION BUG #2298,INC.                         (1) (2)      WV
FASHION BUG #2299,INC.                                      WV
FASHION BUG #2300,INC.                             (2)      FL
FASHION BUG #2301,INC.                                      FL
FASHION BUG #2302,INC.                                      NC
FASHION BUG #2303,INC.                         (1) (2)      NJ
FASHION BUG #2304,INC.                                      VA
FASHION BUG #2305,INC.                                      PA
FASHION BUG #2306,INC.                             (2)      CA
FASHION BUG #2309,INC.                                      IN
FASHION BUG #2311,INC.                                      GA
FASHION BUG #2313,INC.                                      WA
FASHION BUG #2314,INC.                                      IN

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2315,INC.                                      WI
FASHION BUG #2318,INC.                                      DE
FASHION BUG #2320,INC.                             (2)      TN
FASHION BUG #2322,INC.                                      ME
FASHION BUG #2325,INC.                                      MI
FASHION BUG #2326,INC.                                      PA
FASHION BUG #2328,INC.                                      MN
FASHION BUG #2329,INC.                             (2)      CA
FASHION BUG #2330,INC.                                      PA
FASHION BUG #2332,INC.                                      VA
FASHION BUG #2334,INC.                             (2)      CA
FASHION BUG #2335,INC.                                      CA
FASHION BUG #2337,INC.                                      OH
FASHION BUG #2338,INC.                                      WI
FASHION BUG #2339,INC.                                      RI
FASHION BUG #2340,INC.                                      MI
FASHION BUG #2343,INC.                                      WI
FASHION BUG #2345,INC.                                      PA
FASHION BUG #2346,INC.                                      CT
FASHION BUG #2347,INC.                                      NH
FASHION BUG #2348,INC.                                      WA
FASHION BUG #2349,INC.                                      IN
FASHION BUG #2350,INC.                                      NH
FASHION BUG #2351,INC.                                      MN
FASHION BUG #2352,INC.                                      WV
FASHION BUG #2353,INC.                                      MI
FASHION BUG #2354,INC.                                      CA
FASHION BUG #2355,INC.                                      PA
FASHION BUG #2356,INC.                                      GA
FASHION BUG #2357,INC.                                      MI
FASHION BUG #2358,INC.                                      ME
FASHION BUG #2359,INC.                                      PA
FASHION BUG #2360,INC.                                      PA
FASHION BUG #2362,INC.                                      PA
FASHION BUG #2364, OF NORTH TONAWANDA,INC.                  NY

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2366,INC.                             (2)      NV
FASHION BUG #2368,INC.                                      PA
FASHION BUG #2369,INC.                                      SC
FASHION BUG #2370 OF MALONE,INC.                            NY
FASHION BUG #2371 OF POUGHKEEPSIE,INC.             (2)      NY
FASHION BUG #2373,INC.                                      ME
FASHION BUG #2374,INC.                                      WI
FASHION BUG #2375,INC.                                      PA
FASHION BUG #2376,INC.                                      IL
FASHION BUG #2377,INC.                                      NH
FASHION BUG #2378,INC.                                      NV
FASHION BUG #2379,INC.                                      MA
FASHION BUG #2380,INC.                                      NC
FASHION BUG #2382,INC.                                      TN
FASHION BUG #2384 OF ROCHESTER,INC.                         NY
FASHION BUG #2385,INC.                                      ME
FASHION BUG #2387,INC.                             (2)      PA
FASHION BUG #2388,INC.                                      OR
FASHION BUG #2389,INC.                                      PA
FASHION BUG #2390,INC.                                      ND
FASHION BUG #2391,INC.                                      VA
FASHION BUG #2393,INC.                                      VT
FASHION BUG #2394,INC.                                      IN
FASHION BUG #2395,INC.                                      MD
FASHION BUG #2396 OF BIG FLATS,INC.                         NY
FASHION BUG #2397,INC.                                      CT
FASHION BUG #2398,INC.                                      NH
FASHION BUG #2399,INC.                                      MI
FASHION BUG #2403,INC.                                      CT
FASHION BUG #2404,INC.                                      MD
FASHION BUG #2405,INC.                             (2)      NC
FASHION BUG #2406,INC.                                      MO
FASHION BUG #2407,INC.                                      NH
FASHION BUG #2409,INC.                                      PA
FASHION BUG #2411,INC.                                      MA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2412,INC.                                      MA
FASHION BUG #2413,INC.                             (2)      CT
FASHION BUG #2414,INC.                                      GA
FASHION BUG #2415,INC.                                      PA
FASHION BUG #2416,INC.                                      MA
FASHION BUG #2418,INC.                             (2)      SC
FASHION BUG #2419,INC.                             (2)      NJ
FASHION BUG #2420,INC.                                      MO
FASHION BUG #2421,INC.                                      NV
FASHION BUG #2422,INC.                                      WA
FASHION BUG #2423,INC.                                      MA
FASHION BUG #2424,INC.                                      MN
FASHION BUG #2425,INC.                                      CT
FASHION BUG #2426 OF EAST AURORA,INC.                       NY
FASHION BUG #2429,INC.                                      IN
FASHION BUG #2430,INC.                             (2)      MN
FASHION BUG #2431,INC.                             (2)      SD
FASHION BUG #2432,INC.                                      PA
FASHION BUG #2435,INC.                                      OH
FASHION BUG #2436,INC.                                      ME
FASHION BUG #2437,INC.                                      PA
FASHION BUG #2439,INC.                                      MA
FASHION BUG #2440,INC.                                      PA
FASHION BUG #2443,INC.                             (2)      MN
FASHION BUG #2444,INC.                             (2)      MN
FASHION BUG #2446,INC.                                      PA
FASHION BUG #2448,INC.                                      OH
FASHION BUG #2449,INC.                                      NV
FASHION BUG #2450,INC.                                      AL
FASHION BUG #2452,INC.                                      CT
FASHION BUG #2453,INC.                                      PA
FASHION BUG #2454 OF SCHENECTADY,INC.              (2)      NY
FASHION BUG #2455 OF WILTON,INC.                            NY
FASHION BUG #2457,INC.                                      VA
FASHION BUG #2458,INC.                                      NH

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2459,INC.                                      PA
FASHION BUG #2460,INC.                                      MA
FASHION BUG #2461,INC.                             (2)      SC
FASHION BUG #2461,INC.                         (1) (2)      GA
FASHION BUG #2462,INC.                                      OR
FASHION BUG #2466,INC.                                      PA
FASHION BUG #2467,INC.                             (2)      KY
FASHION BUG #2468 OF BATH,INC.                              NY
FASHION BUG #2469,INC.                         (1) (2)      IN
FASHION BUG #2470 OF BINGHAMPTON,INC.                       NY
FASHION BUG #2472,INC.                                      CT
FASHION BUG #2473,INC.                                      MI
FASHION BUG #2474,INC.                                      OH
FASHION BUG #2475,INC.                             (2)      MN
FASHION BUG #2476 OF MIDDLE ISLAND,INC.                     NY
FASHION BUG #2477,INC.                                      MI
FASHION BUG #2478,INC.                                      GA
FASHION BUG #2479,INC.                                      IA
FASHION BUG #2484,INC.                                      WA
FASHION BUG #2485,INC.                                      MD
FASHION BUG #2486,INC.                             (2)      IA
FASHION BUG #2487,INC.                             (2)      IN
FASHION BUG #2488,INC.                                      MN
FASHION BUG #2492,INC.                                      PA
FASHION BUG #2493,INC.                                      PA
FASHION BUG #2497,INC.                                      MA
FASHION BUG #2501,INC.                                      MI
FASHION BUG #2502,INC.                                      WI
FASHION BUG #2503,INC.                                      PA
FASHION BUG #2505 OF HUDSON,INC.                            NY
FASHION BUG #2508,INC.                                      MO
FASHION BUG #2510,INC.                                      OH
FASHION BUG #2511,INC.                                      IN
FASHION BUG #2512,INC.                                      NH
FASHION BUG #2513,INC.                                      ME

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2517,INC.                         (1) (2)      CT
FASHION BUG #2518,INC.                                      NH
FASHION BUG #2519 OF FULTON,INC.                            NY
FASHION BUG #2520,INC.                             (2)      MA
FASHION BUG #2521,INC.                             (2)      GA
FASHION BUG #2523,INC.                                      FL
FASHION BUG #2524,INC.                                      CA
FASHION BUG #2529,INC.                                      AZ
FASHION BUG #2530,INC.                                      AZ
FASHION BUG #2531,INC.                                      GA
FASHION BUG #2533,INC.                                      NJ
FASHION BUG #2534,INC.                                      NJ
FASHION BUG #2536,INC.                                      PA
FASHION BUG #2537,INC.                                      KY
FASHION BUG #2538,INC.                                      VA
FASHION BUG #2540,INC.                                      FL
FASHION BUG #2541,INC.                                      NC
FASHION BUG #2542,INC.                                      PA
FASHION BUG #2543,INC.                                      CT
FASHION BUG #2547,INC.                                      VA
FASHION BUG #2548,INC.                                      PA
FASHION BUG #2549,INC.                             (2)      NE
FASHION BUG #2550,INC.                                      VA
FASHION BUG #2551 OF CLAY,INC.                              NY
FASHION BUG #2553,INC.                                      OH
FASHION BUG #2554,INC.                                      PA
FASHION BUG #2555,INC.                                      ME
FASHION BUG #2556,INC.                                      OH
FASHION BUG #2557,INC.                                      UT
FASHION BUG #2558,INC.                             (2)      UT
FASHION BUG #2559,INC.                                      UT
FASHION BUG #255,INC.                                       ME
FASHION BUG #2560,INC.                                      UT
FASHION BUG #2561,INC.                                      OH
FASHION BUG #2562,INC.                                      OH

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2564,INC.                                      KY
FASHION BUG #2565,INC.                                      KY
FASHION BUG #2568,INC.                                      FL
FASHION BUG #2569,INC.                         (1) (2)      CA
FASHION BUG #2571,INC.                                      OH
FASHION BUG #2573,INC.                                      WI
FASHION BUG #2574,INC.                                      NH
FASHION BUG #2575,INC.                                      TN
FASHION BUG #2577,INC.                                      KY
FASHION BUG #2578,INC.                                      OH
FASHION BUG #2579,INC.                                      PA
FASHION BUG #2580,INC.                                      OH
FASHION BUG #2581,INC.                             (2)      NE
FASHION BUG #2582,INC.                                      SC
FASHION BUG #2583,INC.                         (1) (2)      WV
FASHION BUG #2584 OF CORTLAND,INC.                          NY
FASHION BUG #2585,INC                                       MD
FASHION BUG #2586,INC.                                      OH
FASHION BUG #2587,INC.                                      OH
FASHION BUG #2588,INC.                                      PA
FASHION BUG #2589,INC.                                      TN
FASHION BUG #258,INC.                                       TN
FASHION BUG #2593,INC.                                      AZ
FASHION BUG #2594,INC.                                      CA
FASHION BUG #2597 OF COLONIE,INC.                           NY
FASHION BUG #2601,INC.                                      IN
FASHION BUG #2603,INC.                                      KY
FASHION BUG #2604 OF VESTAL,INC.                            NY
FASHION BUG #2605,INC.                                      MD
FASHION BUG #2606,INC.                             (2)      OH
FASHION BUG #2607,INC.                                      NJ
FASHION BUG #2608,INC.                                      WI
FASHION BUG #2609,INC.                                      WI
FASHION BUG #2610,INC.                                      MI
FASHION BUG #2612,INC.                                      AL

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2613,INC.                         (1) (2)      WV
FASHION BUG #2614,INC.                             (2)      MS
FASHION BUG #2616,INC.                                      MA
FASHION BUG #2617,INC.                                      WA
FASHION BUG #2618,INC.                             (2)      VA
FASHION BUG #2619,INC.                                      IL
FASHION BUG #2620,INC.                                      GA
FASHION BUG #2621,INC.                                      PA
FASHION BUG #2623,INC.                             (2)      ID
FASHION BUG #2626,INC.                                      IL
FASHION BUG #2627 OF WEST SENECA,INC.                       NY
FASHION BUG #2629,INC.                                      MI
FASHION BUG #2631,INC.                             (2)      TN
FASHION BUG #2635 OF GENESEO,INC.                           NY
FASHION BUG #2636,INC.                                      NH
FASHION BUG #2637,INC.                                      IA
FASHION BUG #2639,INC.                                      AZ
FASHION BUG #263,INC.                                       OH
FASHION BUG #2643,INC.                                      OH
FASHION BUG #2644,INC.                             (2)      UT
FASHION BUG #2646,INC.                             (2)      CA
FASHION BUG #2647,INC.                             (2)      CA
FASHION BUG #2649,INC.                                      NM
FASHION BUG #2650,INC.                                      IA
FASHION BUG #2651,INC.                                      MN
FASHION BUG #2658,INC.                                      PA
FASHION BUG #2659,INC                                       VT
FASHION BUG #265,INC.                                       ME
FASHION BUG #2661 OF LAKEWOOD,INC.                          NY
FASHION BUG #2662,INC.                         (1) (2)      NJ
FASHION BUG #2663,INC.                                      PA
FASHION BUG #2665,INC.                                      WI
FASHION BUG #2666,INC.                                      VA
FASHION BUG #2667,INC. (DUE TO TORNATO)            (2)      VA
FASHION BUG #2667,INC. (REOPENED)                           VA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2670,INC.                                      MD
FASHION BUG #2671,INC.                                      MI
FASHION BUG #2673,INC.                                      NC
FASHION BUG #2675,INC.                             (2)      CO
FASHION BUG #2676,INC.                                      OH
FASHION BUG #2677,INC.                                      IL
FASHION BUG #2679,INC.                                      CA
FASHION BUG #2680,INC.                                      IA
FASHION BUG #2681,INC.                             (2)      OH
FASHION BUG #2682,INC.                                      CO
FASHION BUG #2684,INC.                             (2)      UT
FASHION BUG #2685,INC.                                      MO
FASHION BUG #2688,INC.                                      KY
FASHION BUG #2689,INC.                                      UT
FASHION BUG #2690,INC.                                      DE
FASHION BUG #2692,INC.                                      OH
FASHION BUG #2695,INC.                                      PA
FASHION BUG #2696,INC.                                      CA
FASHION BUG #2697,INC.                                      MA
FASHION BUG #2698,INC.                         (1) (2)      MA
FASHION BUG #2699,INC.                                      MA
FASHION BUG #2700 OF PORT JEFFERSON,INC.                    NY
FASHION BUG #2701,INC.                                      CA
FASHION BUG #2702,INC.                                      IN
FASHION BUG #2705,INC.                                      OH
FASHION BUG #2707,INC.                                      MD
FASHION BUG #2708,INC.                                      OH
FASHION BUG #2709,INC.                                      OH
FASHION BUG #2711,INC.                                      MI
FASHION BUG #2713,INC.                             (2)      IA
FASHION BUG #2715 OF SYRACUSE,INC.                 (2)      NY
FASHION BUG #2716,INC.                                      IN
FASHION BUG #2717,INC.                                      WI
FASHION BUG #2718,INC.                             (2)      GA
FASHION BUG #2719,INC.                                      IA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2720,INC.                                      WV
FASHION BUG #2721,INC.                                      PA
FASHION BUG #2722,INC.                                      IN
FASHION BUG #2724,INC.                                      IN
FASHION BUG #2727,INC.                                      CA
FASHION BUG #2729,INC.                                      WI
FASHION BUG #2730,INC.                                      DE
FASHION BUG #2731,INC.                                      DE
FASHION BUG #2732,INC.                             (2)      GA
FASHION BUG #2733,INC.                                      MO
FASHION BUG #2736,INC.                                      MO
FASHION BUG #2737,INC.                                      MI
FASHION BUG #2738,INC.                                      KY
FASHION BUG #2739 OF ROTTERDAM,INC.                         NY
FASHION BUG #2740,INC                                       KS
FASHION BUG #2741,INC.                                      OH
FASHION BUG #2744,INC.                             (2)      MA
FASHION BUG #2749,INC.                                      MN
FASHION BUG #2750,INC.                                      PA
FASHION BUG #2751,INC.                                      IN
FASHION BUG #2752,INC.                             (2)      AL
FASHION BUG #2753,INC.                             (2)      MS
FASHION BUG #2754,INC.                                      TN
FASHION BUG #2755,INC.                         (1) (2)      MO
FASHION BUG #2756,INC.                             (2)      ME
FASHION BUG #2757,INC.                                      SC
FASHION BUG #2759,INC.                                      PA
FASHION BUG #2761,INC.                             (2)      KY
FASHION BUG #2762,INC.                             (2)      NJ
FASHION BUG #2763,INC.                                      PA
FASHION BUG #2766,INC.                                      PA
FASHION BUG #2767,INC.                                      PA
FASHION BUG #2768,INC.                                      IN
FASHION BUG #2769,INC.                                      WY
FASHION BUG #2773,INC.                                      ID

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2775,INC.                                      IN
FASHION BUG #2777,INC.                         (1) (2)      MI
FASHION BUG #2779,INC.                                      OH
FASHION BUG #2781,INC.                                      NC
FASHION BUG #2783,INC.                             (2)      MN
FASHION BUG #2787,INC.                                      ME
FASHION BUG #2789,INC.                                      VA
FASHION BUG #2790,INC.                                      WA
FASHION BUG #2791,INC.                                      OH
FASHION BUG #2792,INC.                             (2)      CA
FASHION BUG #2793,INC.                             (2)      CA
FASHION BUG #2794,INC.                                      NV
FASHION BUG #2795,INC.                                      WI
FASHION BUG #2796 OF COBLESKILL,INC.                        NY
FASHION BUG #2797,INC.                                      NJ
FASHION BUG #2798,INC.                             (2)      FL
FASHION BUG #279,INC.                                       PA
FASHION BUG #2801,INC.                         (1) (2)      MA
FASHION BUG #2802,INC.                                      PA
FASHION BUG #2803,INC.                             (2)      TX
FASHION BUG #2804,INC.                             (2)      TX
FASHION BUG #2805,INC.                             (2)      TX
FASHION BUG #2807,INC.                                      IN
FASHION BUG #2808,INC.                                      KS
FASHION BUG #2809,INC.                                      IN
FASHION BUG #2810,INC.                                      OH
FASHION BUG #2811,INC.                                      PA
FASHION BUG #2814,INC.                             (2)      WY
FASHION BUG #2816,INC.                                      MA
FASHION BUG #2817,INC.                         (1) (2)      MO
FASHION BUG #2818,INC.                             (2)      IL
FASHION BUG #2820,INC.                                      CT
FASHION BUG #2821,INC.                                      VA
FASHION BUG #2822,INC.                         (1) (2)      MI
FASHION BUG #2822,INC.                                      MI

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2826,INC.                                      RI
FASHION BUG #2827,INC.                         (1) (2)      KY
FASHION BUG #2828,INC.                                      OH
FASHION BUG #2829,INC.                                      OH
FASHION BUG #2830,INC.                                      WA
FASHION BUG #2833,INC.                             (2)      IA
FASHION BUG #2836,INC.                             (2)      UT
FASHION BUG #2838,INC.                                      OR
FASHION BUG #2841,INC.                                      IN
FASHION BUG #2842,INC.                                      IL
FASHION BUG #2844,INC.                                      PA
FASHION BUG #2845,INC.                             (2)      CA
FASHION BUG #2850,INC.                                      MI
FASHION BUG #2851,INC.                                      NJ
FASHION BUG #2852,INC.                                      CO
FASHION BUG #2853 OF ROME,INC.                              NY
FASHION BUG #2855,INC.                                      IL
FASHION BUG #2856,INC.                             (2)      WI
FASHION BUG #2857,INC.                                      OH
FASHION BUG #2858,INC.                                      CA
FASHION BUG #2861,INC.                             (2)      AL
FASHION BUG #2863,INC.                                      MA
FASHION BUG #2864,INC.                                      OH
FASHION BUG #2868,INC.                                      AZ
FASHION BUG #2869,INC.                                      MD
FASHION BUG #2871 OF ALBANY,INC.                            NY
FASHION BUG #2872,INC.                                      WI
FASHION BUG #2874,INC.                                      IN
FASHION BUG #2877,INC.                                      AL
FASHION BUG #2879,INC.                                      OR
FASHION BUG #2880,INC.                             (2)      CA
FASHION BUG #2881,INC.                                      NH
FASHION BUG #2882,INC.                         (1) (2)      NH
FASHION BUG #2883,INC.                         (1) (2)      WV
FASHION BUG #2886,INC.                                      IL

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2891,INC.                             (2)      TX
FASHION BUG #2892,INC.                             (2)      ID
FASHION BUG #2893,INC.                             (2)      MT
FASHION BUG #2894,INC.                                      IL
FASHION BUG #2895,INC.                                      TN
FASHION BUG #2896,INC.                         (1) (2)      UT
FASHION BUG #2898,INC.                                      CA
FASHION BUG #2899,INC.                                      WA
FASHION BUG #2902,INC.                                      IA
FASHION BUG #2903,INC.                             (2)      NE
FASHION BUG #2905,INC.                                      IN
FASHION BUG #2906,INC.                                      IN
FASHION BUG #2907,INC.                                      IL
FASHION BUG #2909,INC.                                      PA
FASHION BUG #2911,INC.                                      TN
FASHION BUG #2912 OF VICTOR,INC.                   (2)      NY
FASHION BUG #2913,INC.                                      PA
FASHION BUG #2915,INC.                                      MA
FASHION BUG #2919,INC.                             (2)      FL
FASHION BUG #2920,INC.                                      WA
FASHION BUG #2922,INC.                                      PA
FASHION BUG #2923 OF AMSTERDAM,INC.                         NY
FASHION BUG #2924,INC.                                      WI
FASHION BUG #2926,INC.                                      KS
FASHION BUG #2927,INC.                             (2)      NJ
FASHION BUG #2928,INC.                                      RI
FASHION BUG #2930,INC.                                      IL
FASHION BUG #2932,INC.                                      MA
FASHION BUG #2934,INC.                                      CA
FASHION BUG #2937,INC.                                      GA
FASHION BUG #2941,INC.                                      DE
FASHION BUG #2942,INC.                             (2)      UT
FASHION BUG #2943,INC.                         (1) (2)      UT
FASHION BUG #2944,INC.                                      CA
FASHION BUG #2945 OF MEDIA,INC.                             NY

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #2948,INC.                             (2)      FL
FASHION BUG #2951,INC.                                      NC
FASHION BUG #2952,INC.                                      OH
FASHION BUG #2954,INC.                                      MI
FASHION BUG #2956,INC.                                      MI
FASHION BUG #2958,INC.                                      MI
FASHION BUG #2959 OF BUFFALO,INC.                           NY
FASHION BUG #2968,INC.                             (2)      OR
FASHION BUG #2969,INC.                                      WY
FASHION BUG #2974,INC.                                      MI
FASHION BUG #2975,INC.                         (1) (2)      MO
FASHION BUG #2978,INC.                                      OH
FASHION BUG #2980,INC.                             (2)      FL
FASHION BUG #2982,INC.                                      VT
FASHION BUG #2983,INC.                                      ME
FASHION BUG #2987,INC.                                      IN
FASHION BUG #2988,INC.                                      IN
FASHION BUG #2989,INC.                                      IN
FASHION BUG #2990,INC.                                      WI
FASHION BUG #2992,INC.                             (2)      CO
FASHION BUG #2994,INC.                             (2)      VA
FASHION BUG #2995,INC.                                      OH
FASHION BUG #2998,INC.                                      PA
FASHION BUG #2999,INC.                                      NC
FASHION BUG #3000,INC.                                      KS
FASHION BUG #3001,INC.                                      VA
FASHION BUG #3003,INC.                             (2)      MT
FASHION BUG #3005,INC.                                      OH
FASHION BUG #3006,INC.                                      AZ
FASHION BUG #3008,INC.                                      MA
FASHION BUG #3009,INC.                                      WI
FASHION BUG #3011,INC.                                      PA
FASHION BUG #3016,INC.                                      OH
FASHION BUG #3018,INC.                                      WV
FASHION BUG #3022,INC.                                      IL

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #3023,INC.                                      WI
FASHION BUG #3026,INC.                                      WV
FASHION BUG #3027,INC.                         (1) (2)      UT
FASHION BUG #3030,INC.                                      AZ
FASHION BUG #3033,INC.                                      NH
FASHION BUG #3034,INC.                                      MO
FASHION BUG #3038,INC.                                      VT
FASHION BUG #3040,INC.                                      MO
FASHION BUG #3042,INC.                                      IN
FASHION BUG #3044,INC.                                      GA
FASHION BUG #3046,INC.                                      GA
FASHION BUG #3047,INC.                                      TN
FASHION BUG #3048 OF WELLSVILLE,INC.                        NY
FASHION BUG #3049,INC.                                      CT
FASHION BUG #3050,INC.                                      MA
FASHION BUG #3052,INC.                                      MO
FASHION BUG #3054,INC.                                      IL
FASHION BUG #3056,INC.                                      GA
FASHION BUG #3057,INC.                                      PA
FASHION BUG #3058,INC.                                      CT
FASHION BUG #3060,INC.                             (2)      SD
FASHION BUG #3061,INC.                                      DE
FASHION BUG #3062,INC.                                      GA
FASHION BUG #3063,INC.                         (1) (2)      VA
FASHION BUG #3064,INC.                         (1) (2)      MI
FASHION BUG #3065,INC.                         (1) (2)      TN
FASHION BUG #3066,INC.                         (1) (2)      MI
FASHION BUG #3067,INC                          (1) (2)      TX
FASHION BUG #3068,INC.                         (1) (2)      MN
FASHION BUG #3069,INC.                                      NJ
FASHION BUG #3070,INC.                         (1) (2)      MO
FASHION BUG #3071,INC.                         (1) (2)      WA
FASHION BUG #3072,INC.                         (1) (2)      AR
FASHION BUG #3073,INC.                         (1) (2)      WA
FASHION BUG #3078,INC.                                      IL

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #3079,INC.                                      MO
FASHION BUG #3080,INC.                         (1) (2)      ME
FASHION BUG #3081,INC.                                      PA
FASHION BUG #3082,INC.                         (1) (2)      CT
FASHION BUG #3088,INC.                         (1) (2)      WA
FASHION BUG #3091,INC.                                      PA
FASHION BUG #3092,INC.                                      WI
FASHION BUG #3093,INC.                         (1) (2)      MA
FASHION BUG #3094,INC.                                      ME
FASHION BUG #3099,INC.                         (1) (2)      MD
FASHION BUG #3100,INC.                                      OH
FASHION BUG #3101,INC.                                      MO
FASHION BUG #3102,INC.                         (1) (2)      WV
FASHION BUG #3103,INC.                                      IL
FASHION BUG #3104,INC.                                      GA
FASHION BUG #3105 OF WILLIAMSVILLE,INC.                     NY
FASHION BUG #3106,INC.                                      IN
FASHION BUG #3107,INC.                         (1) (2)      PA
FASHION BUG #3108,INC.                                      KY
FASHION BUG #3109,INC.                                      CT
FASHION BUG #3110,INC.                                      IL
FASHION BUG #3111,INC.                                      IL
FASHION BUG #3112,INC.                                      OH
FASHION BUG #3113,INC.                                      FL
FASHION BUG #3114,INC.                                      AZ
FASHION BUG #3115,INC.                                      MI
FASHION BUG #3116,INC.                                      MO
FASHION BUG #3117,INC.                                      FL
FASHION BUG #3118,INC.                                      CO
FASHION BUG #3119,INC.                         (1) (2)      CT
FASHION BUG #3120,INC.                                      AZ
FASHION BUG #3121,INC                                       PA
FASHION BUG #3122,INC                                       PA
FASHION BUG #3123,INC.                                      MO
FASHION BUG #3124,INC.                                      PA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #3125,INC.                                      MD
FASHION BUG #3126,INC.                                      MA
FASHION BUG #3127,INC.                                      MO
FASHION BUG #3128,INC.                         (1) (2)      MD
FASHION BUG #3129,INC.                         (1) (2)      MD
FASHION BUG #3130,INC.                         (1) (2)      NJ
FASHION BUG #3131,INC.                         (1) (2)      OH
FASHION BUG #3133,INC.                         (1) (2)      CA
FASHION BUG #3134,INC.                         (1) (2)      IL
FASHION BUG #3135,INC.                         (1) (2)      NY
FASHION BUG #3136,INC.                         (1) (2)      GA
FASHION BUG #3138,INC.                         (1) (2)      CA
FASHION BUG #3139,INC.                         (1) (2)      OH
FASHION BUG #3140,INC.                         (1) (2)      CA
FASHION BUG #3141,INC.                         (1) (2)      VA
FASHION BUG #3142,INC.                         (1) (2)      CA
FASHION BUG #3143 OF NORWICH,INC.              (1) (2)      NY
FASHION BUG #3144,INC.                         (1) (2)      AZ
FASHION BUG #3145,INC.                         (1) (2)      DE
FASHION BUG #3146,INC.                         (1) (2)      FL
FASHION BUG #3147,INC.                         (1) (2)      GA
FASHION BUG #3148,INC.                         (1) (2)      IL
FASHION BUG #3149,INC.                         (1) (2)      OH
FASHION BUG #3150,INC.                         (1) (2)      CA
FASHION BUG #3151,INC.                         (1) (2)      LA
FASHION BUG #3152,INC.                         (1) (2)      LA
FASHION BUG #3153,INC.                         (1) (2)      LA
FASHION BUG #3154,INC.                         (1) (2)      MD
FASHION BUG #3155,INC.                         (1) (2)      AZ
FASHION BUG #3156,INC.                         (1) (2)      MD
FASHION BUG #3157,INC.                         (1) (2)      MD
FASHION BUG #3158,INC.                         (1) (2)      MD
FASHION BUG #3159,INC.                         (1) (2)      NM
FASHION BUG #3160,INC.                         (1) (2)      MI
FASHION BUG #3161,INC.                         (1) (2)      NC

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #3162,INC.                         (1) (2)      NC
FASHION BUG #3163,INC.                         (1) (2)      NJ
FASHION BUG #3164,INC.                         (1) (2)      NJ
FASHION BUG #3165,INC.                         (1) (2)      NJ
FASHION BUG #3166,INC.                         (1) (2)      NJ
FASHION BUG #3167,INC.                         (1) (2)      PA
FASHION BUG #3168,INC.                         (1) (2)      PA
FASHION BUG #3169,INC.                         (1) (2)      PA
FASHION BUG #3170,INC.                         (1) (2)      TX
FASHION BUG #3171,INC.                         (1) (2)      TX
FASHION BUG #3172,INC.                         (1) (2)      TX
FASHION BUG #3173,INC.                         (1) (2)      TX
FASHION BUG #3174,INC.                         (1) (2)      VA
FASHION BUG #3175,INC.                         (1) (2)      VA
FASHION BUG #3176,INC.                         (1) (2)      VA
FASHION BUG #3177,INC.                         (1) (2)      DE
FASHION BUG #3178,INC.                         (1) (2)      CO
FASHION BUG #3179,INC.                         (1) (2)      VA
FASHION BUG #3180,INC.                         (1) (2)      VA
FASHION BUG #3181,INC.                         (1) (2)      WA
FASHION BUG #3182,INC.                         (1) (2)      NM
FASHION BUG #3183,INC.                         (1) (2)      MA
FASHION BUG #3184,INC.                         (1) (2)      MI
FASHION BUG #3185,INC.                         (1) (2)      NM
FASHION BUG #3186,INC.                         (1) (2)      CO
FASHION BUG #3187,INC.                         (1) (2)      KS
FASHION BUG #3188,INC.                         (1) (2)      LA
FASHION BUG #3189,INC.                         (1) (2)      TX
FASHION BUG #3190,INC.                         (1) (2)      UT
FASHION BUG #3191,INC.                         (1) (2)      LA
FASHION BUG #3192,INC.                         (1) (2)      MD
FASHION BUG #3193,INC.                         (1)          PA
FASHION BUG #3194,INC.                         (1) (2)      MI
FASHION BUG #3195,INC.                         (1) (2)      MD
FASHION BUG #3196,INC.                         (1) (2)      CA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #3197,INC.                         (1) (2)      MO
FASHION BUG #336,INC.                                       IN
FASHION BUG #3906,INC.                         (1) (2)      NJ
FASHION BUG #3907,INC.                         (1) (2)      NJ
FASHION BUG #4001,INC.                                      NJ
FASHION BUG #4002,INC.                                      CT
FASHION BUG #4004,INC.                                      NJ
FASHION BUG #4005,INC.                                      MA
FASHION BUG #4006,INC.                                      PA
FASHION BUG #4007,INC.                                      PA
FASHION BUG #4008,INC.                                      NJ
FASHION BUG #4009,INC.                                      RI
FASHION BUG #4010,INC.                                      MA
FASHION BUG #4011,INC.                                      NH
FASHION BUG #4012,INC.                                      NY
FASHION BUG #4013,INC.                                      NJ
FASHION BUG #418,INC.                                       NJ
FASHION BUG #44,INC.                                        PA
FASHION BUG #471,INC.                                       MN
FASHION BUG #47,INC.                                        IN
FASHION BUG #508,INC.                                       PA
FASHION BUG #519,INC.                                       WV
FASHION BUG #520,INC.                                       MA
FASHION BUG #527,INC.                                       KS
FASHION BUG #529 OF HAMBURG,INC.                            NY
FASHION BUG #534,INC.                                       IN
FASHION BUG #538,INC.                                       ME
FASHION BUG #545,INC.                                       VT
FASHION BUG #548,INC.                                       ME
FASHION BUG #554,INC.                                       PA
FASHION BUG #558,INC.                              (2)      TN
FASHION BUG #560 OF GLOVERSVILLE,INC.                       NY
FASHION BUG #561,INC.                                       FL
FASHION BUG #562,INC.                                       NJ
FASHION BUG #564,INC.                                       MO

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #565,INC.                                       MI
FASHION BUG #566,INC.                                       IN
FASHION BUG #567,INC.                                       IL
FASHION BUG #571,INC.                                       TN
FASHION BUG #572,INC.                              (2)      LA
FASHION BUG #573,INC.                                       PA
FASHION BUG #574 OF SYRACUSE,INC.                           NY
FASHION BUG #575,INC.                                       MN
FASHION BUG #576,INC.                                       NJ
FASHION BUG #580,INC.                                       ME
FASHION BUG #581,INC.                                       NH
FASHION BUG #583,INC.                                       KY
FASHION BUG #584 OF YONKERS,INC.                            NY
FASHION BUG #585,INC.                                       NJ
FASHION BUG #586,INC.                                       NJ
FASHION BUG #588,INC.                                       IL
FASHION BUG #589,INC.                                       IL
FASHION BUG #591,INC.                              (2)      MO
FASHION BUG #592,INC.                                       IL
FASHION BUG #593 OF SELDEN,INC.                             NY
FASHION BUG #594,INC.                                       KS
FASHION BUG #595,INC.                                       IN
FASHION BUG #596,INC.                                       CT
FASHION BUG #597,INC.                                       MN
FASHION BUG #600,INC.                              (2)      PA
FASHION BUG #601,INC.                                       SC
FASHION BUG #602,INC.                                       PA
FASHION BUG #605,INC.                              (2)      MI
FASHION BUG #606,INC.                                       MI
FASHION BUG #607,INC.                                       MI
FASHION BUG #612,INC.                                       OH
FASHION BUG #614,INC.                                       MA
FASHION BUG #615,INC.                                       PA
FASHION BUG #617,INC.                                       MA
FASHION BUG #618,INC.                              (2)      SC

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #622,INC.                                       WI
FASHION BUG #624,INC.                                       MO
FASHION BUG #626,INC.                              (2)      MD
FASHION BUG #627,INC.                                       OH
FASHION BUG #629,INC.                                       NJ
FASHION BUG #630,INC.                                       IN
FASHION BUG #631,INC.                                       PA
FASHION BUG #636,INC.                                       IL
FASHION BUG #638,INC.                                       MI
FASHION BUG #642,INC.                                       PA
FASHION BUG #643,INC.                                       PA
FASHION BUG #644,INC.                                       GA
FASHION BUG #645,INC.                                       MI
FASHION BUG #646,INC.                                       OH
FASHION BUG #647,INC.                                       ME
FASHION BUG #649,INC.                                       PA
FASHION BUG #650,INC.                              (2)      VA
FASHION BUG #651,INC.                                       MI
FASHION BUG #653,INC.                                       NJ
FASHION BUG #654,INC.                                       AL
FASHION BUG #656,INC.                                       FL
FASHION BUG #657,INC.                                       MO
FASHION BUG #658,INC.                                       MA
FASHION BUG #660 OF ALBANY,INC.                             NY
FASHION BUG #661,INC.                                       WV
FASHION BUG #662,INC.                                       PA
FASHION BUG #663,INC.                                       PA
FASHION BUG #664,INC.                                       CO
FASHION BUG #667,INC.                                       MI
FASHION BUG #668 OF SHIRLEY,INC.                            NY
FASHION BUG #670,INC.                                       MA
FASHION BUG #672,INC.                                       MI
FASHION BUG #673,INC.                                       KY
FASHION BUG #674,INC.                                       IL
FASHION BUG #675,INC.                              (2)      LA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #676 OF OZONE PARK,INC.                         NY
FASHION BUG #678,INC.                                       OH
FASHION BUG #679 OF WATERTOWN,INC.                          NY
FASHION BUG #681,INC.                                       IN
FASHION BUG #683,INC.                              (2)      WI
FASHION BUG #684,INC.                                       NC
FASHION BUG #686,INC.                              (2)      IL
FASHION BUG #687,INC.                                       IL
FASHION BUG #689,INC.                                       PA
FASHION BUG #691,INC.                                       MD
FASHION BUG #692,INC.                              (2)      MO
FASHION BUG #693,INC.                                       MI
FASHION BUG #694,INC.                                       MI
FASHION BUG #697,INC.                                       OH
FASHION BUG #698,INC.                                       OH
FASHION BUG #716,INC.                                       RI
FASHION BUG #719,INC.                                       OH
FASHION BUG #720 OF OSWEGO,INC.                             NY
FASHION BUG #721,INC.                              (2)      MA
FASHION BUG #723,INC.                              (2)      AL
FASHION BUG #724,INC.                                       NH
FASHION BUG #727,INC.                                       ME
FASHION BUG #729,INC.                                       MI
FASHION BUG #730,INC.                              (2)      OH
FASHION BUG #731,INC.                                       IL
FASHION BUG #732,INC.                                       MI
FASHION BUG #733,INC.                                       IN
FASHION BUG #734 OF DUNKIRK,INC.                            NY
FASHION BUG #736,INC.                              (2)      MO
FASHION BUG #737,INC.                                       MA
FASHION BUG #738,INC.                                       NC
FASHION BUG #739,INC.                              (2)      OH
FASHION BUG #740,INC.                                       WI
FASHION BUG #741,INC.                                       OH
FASHION BUG #742,INC.                                       OH

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #743,INC.                              (2)      OH
FASHION BUG #745,INC.                                       PA
FASHION BUG #748,INC.                                       OH
FASHION BUG #751,INC.                                       MI
FASHION BUG #752,INC.                                       VT
FASHION BUG #754,INC.                                       PA
FASHION BUG #755,INC.                                       ME
FASHION BUG #756,INC.                                       CT
FASHION BUG #757 OF BROCKPORT,INC.                          NY
FASHION BUG #758,INC.                                       WI
FASHION BUG #759,INC.                                       MI
FASHION BUG #760 OF PINE PLAZA,INC.                         PA
FASHION BUG #761,INC.                                       MO
FASHION BUG #762,INC.                                       MO
FASHION BUG #763,INC.                                       MO
FASHION BUG #764,INC.                                       IL
FASHION BUG #766,INC.                                       OH
FASHION BUG #767,INC.                              (2)      WV
FASHION BUG #768,INC.                                       VA
FASHION BUG #769,INC.                                       OH
FASHION BUG #771,INC.                                       MI
FASHION BUG #772 OF MIDDLETOWN,INC.                         NY
FASHION BUG #773,INC.                                       TN
FASHION BUG #774,INC.                                       PA
FASHION BUG #775,INC.                                       VT
FASHION BUG #776,INC.                                       KY
FASHION BUG #778,INC.                                       PA
FASHION BUG #779,INC.                                       KY
FASHION BUG #781,INC.                                       OH
FASHION BUG #784,INC.                                       VA
FASHION BUG #785,INC.                                       MI
FASHION BUG #786,INC.                                       CT
FASHION BUG #787,INC.                                       RI
FASHION BUG #788,INC.                                       MA
FASHION BUG #790,INC.                              (2)      OH

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
FASHION BUG #792,INC.                                       NC
FASHION BUG #793,INC.                                       VA
FASHION BUG #795,INC.                                       MI
FASHION BUG #797,INC.                                       KS
FASHION BUG #799,INC.                                       VA
FASHION BUG #84 OF QUEENS,INC.                              NY
FASHION BUG #863,INC.                                       IN
FASHION BUG #95,INC.(907)                          (2)      MD
FASHION BUG & FASHION BUG PLUS #2179,INC.                   FL
FASHION SERVICE CORP                               (2)      PA
FASHION VALUE OUTLET OF CAMPHILL,INC.          (1) (2)      PA
FB APPAREL                                                  IN
FB CLOTHING,INC.                                   (2)      IN
FB DISTRO                                                   IN
FESTUS #2733 DEVELOPMENT CO.,INC.                           MO
FSC SERVICE CORP.                                  (2)      PA
FSHC,INC.                                          (2)      DE
F.B. PLUS WOMEN'S APPAREL OF JOHNSON CITY,INC.     (2)      PA
F.B. PLUS WOMEN'S APPAREL OF KINGSTON,INC.                  PA
F.B. PLUS WOMEN'S APPAREL OF RIVERSIDE,INC.        (2)      NY
F.B. WOMEN'S APPAREL OF CLAY,INC.                  (2)      PA
F.B. WOMEN'S APPAREL OF DELMAR,INC.                         PA
F.B. WOMEN'S APPAREL OF DEPEW,INC.                          PA
F.B. WOMEN'S APPAREL OF ONEONTA,INC.                        PA
F.B. WOMEN'S APPAREL OF PANORAMA PLAZA,INC.                 NY
F.B. WOMEN'S APPAREL OF WEST SENECA,INC.       (1) (2)      NY
F.B. WOMEN'S APPAREL OF YORKTOWN HEIGHTS,INC.      (2)      PA
F.B. WOMEN'S APPAREL #2481 OF RIVERSIDE,INC.                PA
F.B. WOMEN'S APPAREL #3097 OF NEW HARTFORD,INC.(1) (2)      NY
INTERNATIONAL APPAREL, INC.                        (2)      PA
J.M. BALTER CO                                 (1) (2)      PA
J.P.A. CLOTHING COMPANY                            (2)      GA
J.P.A. SERVICE CO.                             (1) (2)      PA
J.P.A. SERVICE CO.                                          PA
KAFCO DEVELOPMENT CO., INC.                        (2)      PA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.

                                                              State or
                                                            Jurisdiction
                                                                 of
Name                                                        Organization
----                                                        ------------
KIRKSTONE LTD                                      (2)      HONG KONG
MACOMB #2619 DEVELOPMENT CO., INC.                          IL
ORLE                                               (2)      DE
PRESQUE ISLE #2756 DEVELOPMENT CO.,INC.            (2)      ME
PRICE APPEAL #5001 OF STATEN ISLAND,INC.       (1) (2)      NY
PRICE APPEAL #5015,INC.                        (1) (2)      NJ
PRICE APPEAL #5020,INC.                        (1) (2)      OH
PRICE APPEAL #5060,INC.                        (1) (2)      MI
ROLLA #2685 DEVELOPMENT CO.,INC.                            MO
S A FUNDING,INC.                                   (2)      DE
SALINA #2926 DEVELOPMENT CO.,INC.                           KS
SAN ANGELO #2973 DEVELOPMENT CO.,INC.              (2)      TX
SENTANI TRADING LTD.                               (2)      HONG KONG
SIKESTON #2736 DEVELOPMENT CO.,INC.                         MO
SPECIALTY FIXTURES,INC.                            (2)      DE
SPIRIT OF AMERICA NATIONAL BANK                    (2)      PA
VICTORIA #2972 DEVELOPMENT CO.,INC.                (2)      TX
WINKS LANE,INC.                                    (2)      PA
W.L. DISTRIBUTORS,INC.                             (2)      PA
YARDARM TRADING LTD.                               (2)      HONG KONG
YUCCA #2524 DEVELOPMENT CO.,INC.                            CA

--------------------

(1) These companies are not included in the consolidated financial statements for the fiscal year ended January 31, 1998, as they had not then commenced operations and the original capitalization was not then paid in.

(2) These companies do not currently operate stores.